UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor

Coral Gables, Florida 33134

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (305) 599-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2012, at the 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”), the shareholders of MasTec, Inc., a Florida corporation (the “Company”), approved the adoption of the MasTec, Inc. Annual Incentive Plan for Executive Officers (the “Executive AIP”), effective as of January 1, 2012. The board of directors of the Company (the “Board”) adopted the Executive AIP on December 15, 2011, subject to shareholder approval. The purpose of the Executive AIP is to provide for the payment of annual bonuses to certain executive officers of the Company that are intended to qualify as “performance-based compensation” under Internal Revenue Code Section 162(m) and thus be deductible by the Company. The Executive AIP is administered by the Compensation Committee of the Board (the “Compensation Committee”) which annually selects the executive officers of the Company and its affiliates who are eligible to receive awards thereunder and establishes the amount of the award opportunity for each selected executive officer that is payable if the applicable performance goal is achieved. The performance goal is based upon Consolidated EBITDA (as defined in the Executive AIP) and the maximum award earned in any calendar year by any participant under the Executive AIP may not exceed the lesser of two percent (2%) of the Company’s Consolidated EBITDA or $5,000,000. The Compensation Committee retains “negative discretion” to reduce the award based upon the assessment of an individual’s performance and the attainment of other Company performance objectives. Awards under the Executive AIP may be paid in the form of cash, restricted stock units or restricted stock granted under the 2003 Employee Stock Incentive Plan or any other plan adopted by the Company pursuant to which shares of the Company’s common stock and/or restricted stock units may be granted or any combination of the foregoing. Awards earned will be paid between January 1 and March 15 of the year following the applicable performance year.

A more comprehensive description of the Executive AIP is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 29, 2012 (the “2012 Proxy Statement”) under the caption “Proposal Three: Approval of MasTec, Inc. Annual Incentive Plan for Executive Officers - Summary of the Executive AIP”, which description is incorporated herein by reference. The description of the Executive AIP is qualified in its entirety by reference to the full text of the Executive AIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which also was included as Annex A to the 2012 Proxy Statement.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2012, the Company held the 2012 Annual Meeting. The final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the 2012 Annual Meeting are as follows:

Proposal 1:	Election of Jose R. Mas and John Van Heuvelen as Class II directors to serve until the 2015 Annual Meeting of Shareholders.

	Votes “For”	Votes “Against”	Abstentions or Votes Withheld	Broker Non- Votes
Jose R. Mas	58,115,093	—	5,116,485	6,295,885
John Van Heuvelen	49,661,359	—	13,570,219	6,295,885

Proposal 2:	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld	Broker Non- Votes
69,005,741	513,007	8,715	—

Proposal 3:	Approval of the MasTec, Inc. Annual Incentive Plan for Executive Officers.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld	Broker Non- Votes
61,767,876	1,193,263	270,439	6,295,885

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	MasTec, Inc. Annual Incentive Plan for Executive Officers Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 29, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: May 15, 2012	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	MasTec, Inc. Annual Incentive Plan for Executive Officers (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 29, 2012)